ANNUAL
REPORT

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SCALE

                                                            AUGUST 31, 2002

TEMPLETON GLOBAL BOND FUND

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SHAREHOLDER LETTER

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YOUR FUND'S GOAL: TEMPLETON GLOBAL BOND FUND SEEKS CURRENT INCOME WITH CAPITAL
APPRECIATION AND GROWTH OF INCOME. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS AT LEAST 80% OF ITS NET ASSETS IN BONDS, INCLUDING DEBT SECURITIES OF COMPANIES, GOVERNMENTS AND GOVERNMENT AGENCIES LOCATED ANYWHERE IN THE WORLD, INCLUDING EMERGING MARKETS.
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Dear Shareholder:

We are pleased to bring you Templeton Global Bond Fund's annual report covering the fiscal year ended August 31, 2002. As the 12 months under review began, the U.S. was experiencing decelerating economic growth and appeared to be on the edge of entering a recession when the events of September 11 shocked the world and negatively affected the economy. The Federal Reserve Board (the Fed) instituted a series of interest rate cuts to provide additional liquidity to the economy. The federal funds target rate decreased from 3.50% at the beginning of the reporting period to 1.75% in December 2001, where it remained throughout the balance of the Fund's fiscal year. The U.S. led a slowdown in overall global economic growth, which influenced most major central bank officials around the world to ease monetary policy as well. Largely as a result, global bond markets generally posted positive returns, and the J.P. Morgan Global Government Bond Index (JPM GGBI) rose 6.38% in local currency terms during the period.


CONTENTS

Shareholder Letter            1

Performance Summary           8

Financial Highlights &
Statement of Investments     12

Financial Statements         19

Notes to
Financial Statements         22

Independent
Auditors' Report             28

Board Members
and Officers                 29



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FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 15.

In U.S.-dollar terms, the JPM GGBI generated a total return of 10.06% during the period as most major foreign currencies appreciated versus the U.S. dollar due to concerns of a slower-than-expected economic recovery and reduced appetite for U.S. securities.(1)

Typical for an economic recovery cycle's early stages, first quarter 2002 economic growth was led by supply side growth, as companies rebuilt inventories. Although second quarter 2002 growth moderated from the first quarter, consumer spending remained strong, driven in part by auto and housing sales, as many consumers took advantage of low interest rates and attractive financing. Given excess economic capacity, indicated by relatively low capacity utilization and employment rates, U.S. corporations seemed hesitant to commit to new business investment and remained constrained by domestic demand. This slower-than-expected economic recovery, coupled with accounting and corporate governance scandals, led U.S. securities markets to significantly decline during the reporting period. Reflecting the relative attractiveness of non-U.S.-dollar assets within international markets, the U.S. dollar reached parity with the euro for the first time in more than two years. Benign inflationary pressures allowed the Fed to maintain low interest rates to help offset, to some degree, the negative effects on consumption resulting from the loss of wealth due to stock market declines.

Economic activity among European economies generally followed that of the U.S. Overall European economic growth was constrained during the period due to low domestic demand,

1. Source: J.P. Morgan. The J.P. Morgan Global Government Bond Index (JPM GGBI) tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged, expressed in terms of $US and includes reinvested interest. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

while a slower global economy and a stronger euro reduced export growth. However, the stronger currency helped curb inflationary pressures, and we believe an easing in inflation indicators could allow European Central Bank policymakers to remain flexible in administering monetary policy.

As mentioned earlier, monetary easing on the part of most central banks resulted in positive bond market performance, characterized by downward shifts of bond yields across maturities. U.S. Treasury bonds generated a return of 9.40% during the reporting period and were one of the better performing assets. European bonds were also strong, returning 6.98% in local currency terms, with the U.K generating a 7.29% return and the European Monetary Union countries delivering a return of 7.05%. In Asia, Japanese bonds returned 2.54% in local currency terms as the economy continued to experience deflation, hampered by ineffective monetary policy and uncertainties about an economic recovery. The bond markets of the dollar-bloc countries, namely Australia, Canada and New Zealand, generated positive returns of 4.88%, 7.71% and 7.76%, respectively.(1)

Economic uncertainty during the year under review, combined with a series of corporate accounting scandals, increased investor risk aversion, which was reflected in the poor performance of major equity markets and wider yield spreads for risk-bearing fixed income asset classes such as high yield bonds. For the 12 months under review, the Nasdaq Composite Index, Standard and Poor's 500 Composite Index (S&P 500) and Dow Jones

"U.S. TREASURY BONDS ... WERE ONE OF THE BETTER PERFORMING ASSETS."

2. Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Dow Jones Industrial Average, calculated by Wilshire Associates Inc., is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

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EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS
8/31/02

EUROPE            64.7%
AUSTRALIA &
NEW ZEALAND       11.1%
LATIN AMERICA     10.4%
ASIA               4.9%
CANADA             2.4%
SHORT-TERM
INVESTMENTS &
OTHER NET ASSETS   6.5%


Industrial Average each declined, posting returns of -26.35%, -17.99% and -11.26%, respectively.(2) High yield credit risk premiums, as measured by the CS First Boston High Yield Index, rose from 8.24% at the beginning of the period to 9.68% at its close.(3) Lower interest rates in developed economies generally benefit emerging market borrowers, as financing costs fall and positive capital flows result as investors seek higher returns outside developed countries. Despite the greater investor risk aversion for other asset classes, the interest rate spread on the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBIG) remained relatively unchanged. After experiencing significant gains through the first five months of 2002, emerging market bond performance, as measured by the JPM EMBIG, declined during the 12-month period under review largely as a result of the index's weightings and the performance of highly leveraged countries that experienced difficulties in servicing their debt levels after their economies began to struggle.

During the period under review, performance within the emerging market bond universe diverged significantly by region. In particular, Argentina's banking crisis and economic contraction negatively impacted regional trade partners, such as Uruguay, and both countries deferred payments on external debt during the period. In addition, the contagion also affected Brazil and impacted bond prices there, and the Latin America region as a whole had a return of -13.38% in U.S. dollar terms. Elsewhere, improving underlying fundamental trends in European and Asian emerging markets supported bond prices, and the regions returned 30.41% and 15.92% in U.S. dollar terms. Overall, the


3. Source: CSFB.com. The CS First Boston High Yield Index is a trader-priced portfolio constructed to mirror the high yield debt market.

4. Source: J.P. Morgan. The J.P. Morgan Emerging Markets Bond Index Global
(JPM EMBIG) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. The index includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

JPM EMBIG returned -0.03% for the 12-month period ended August 31, 2002.(4)

Despite Latin America's adverse developments, we believe it is important to underscore the emerging market region's significant progress in economic reform and debt dynamics. The Eastern European and Asian regions outperformed the JPM EMBIG, driven by positive macroeconomic fundamentals, sustainable debt levels and positive trade conditions. In particular, Russia was recognized as a market economy during the past year and Standard & Poor's rating agency upgraded the country's sovereign debt rating from B+ to BB- during the period, reflecting Russia's progress in economic reforms and fiscal management and supported by relatively strong oil prices. In Malaysia, the completion of the political transition in government eased previous bond market volatility, which provided investors with a relatively safe haven from volatility as compared to other emerging markets regions. Although speculation exists over the Philippines' fiscal discipline, export strength and low interest rates continued to support bond prices there.

PORTFOLIO NOTES
Within this environment, Templeton Global Bond Fund - Class A posted a 12.08% cumulative total return for the 12-month period ended August 31, 2002, as shown in the Performance Summary beginning on page 8. The Fund's benchmark, the Salomon Brothers World Government Bond Index, delivered a 6.19% cumulative total return in local currency terms and a 10.07% cumulative total return in U.S. dollar terms for the same period.(5) We attempted to maximize the Fund's return by allocating approximately 85% of its total net assets to intermediate-term bonds in the industrial markets and

5. Source: Standard & Poor's Micropal. The unmanaged Salomon Brothers World Government Bond Index is market capitalization-weighted and tracks total returns of government bonds in 17 developed countries globally. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

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EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


PORTFOLIO BREAKDOWN
BASED ON TOTAL NET ASSETS
8/31/02

GOVERNMENT
BONDS            92.8%
CORPORATE
BONDS             0.5%
WARRANTS          0.2%
SHORT-TERM
INVESTMENTS &
OTHER NET ASSETS  6.5%


about 15% of its total net assets to what we believe were high quality and liquid emerging market bonds. The Fund's managers believed that this combination of bonds offered the opportunity for higher long-term returns at the cost of modestly higher short-term volatility.

The Fund's overall allocations, as measured by the percent of total net assets, notably changed during the period. The allocation to North America and Europe stood at 2.4% and 64.7% on August 31, 2002, compared with 13.4% and 49.9% at the beginning of the fiscal year. In North America, we sharply reduced the U.S. allocation by the end of the period, from 10.6% at the beginning of the period to less than 1% at the fiscal year end, reflecting the Fund's strategic positioning on the U.S. dollar. We reduced our allocation to Canada, from 2.8% to 2.4% over the 12-month period. We reinvested proceeds from the sales primarily in Europe and the dollar-bloc countries. The allocation within Europe also changed during the period. We increased positions in Belgium, France and Germany to 5.7%, 10.3% and 11.7%, respectively, while reducing the U.K. allocation to 2.5% from 3.9%. In addition, the allocations to Italy and the Netherlands also decreased. In emerging markets, we had no exposure to Argentina, and we eliminated exposure to Brazil and Turkey during the period. We increased the Fund's allocation to Eastern Europe, particularly Russia, and initiated positions in Poland and the Philippines, and we believe our emerging market positions will continue to offer attractive opportunities for the portfolio over the long term.

OUTLOOK
Looking forward, we remain optimistic in the near term for the global bond markets' prospects given constrained economic growth, favorable inflationary trends and accommodative monetary policy at the major central banks. We also remain positive on non-U.S.-dollar assets, particularly within the dollar-bloc countries. For emerging market bonds, we hold a positive outlook in the intermediate to longer term, supported by favorable underlying trends in developing European and Asian countries. However, we remain cautious in the short term due to increased economic and political volatility, particularly in Brazil.

It is important to note that global investing involves special risks related to market, currency, economic, social, political and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of emerging markets. Investing in any emerging market security means accepting a certain amount of volatility that can arise from such factors as high levels of inflation, deflation or currency devaluation. In fact, short-term volatility in these markets, and declines exceeding 50%, are not uncommon. These special risks and other considerations are discussed in the Fund's prospectus.

We look forward to serving your investment needs in the years ahead, and we welcome your comments and suggestions.

Portfolio Management Team
Templeton Global Bond Fund

--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a higher initial sales charge; thus actual total returns would have been lower. Effective 1/1/93, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE DISTRIBUTIONS REINVESTED AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION


CLASS A                               CHANGE         8/31/02   8/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                 +$0.38          $8.40     $8.02
DISTRIBUTIONS (9/1/01-8/31/02)
Dividend Income                       $.3986
Return of Capital                     $.1514
--------------------------------------------------------------------------------
     Total                            $.5500

CLASS C                               CHANGE         8/31/02   8/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                 +$0.38          $8.41     $8.03
DISTRIBUTIONS (9/1/01-8/31/02)
Dividend Income                       $.3756
Return of Capital                     $.1426
--------------------------------------------------------------------------------
     Total                            $.5182

ADVISOR CLASS                         CHANGE         8/31/02   8/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                 +$0.38          $8.39     $8.01
DISTRIBUTIONS (9/1/01-8/31/02)
Dividend Income                       $.4133
Return of Capital                     $.1570
--------------------------------------------------------------------------------
     Total                            $.5703

8              Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                      1-YEAR   5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   12.08%   20.42%    62.78%
Average Annual Total Return(2)                7.26%    2.88%     4.54%
Value of $10,000 Investment(3)              $10,726  $11,525   $15,585
Avg. Ann. Total Return (9/30/02)(4)           9.37%    2.84%     5.09%


                                                              INCEPTION
CLASS C                                      1-YEAR   5-YEAR   (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   11.62%   18.04%    46.41%
Average Annual Total Return(2)                9.53%    3.16%     5.19%
Value of $10,000 Investment(3)              $10,953  $11,685   $14,497
Avg. Ann. Total Return (9/30/02)(4)          11.61%    3.11%     5.32%


ADVISOR CLASS(5)                               1-YEAR   5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   12.37%   21.85%    65.95%
Average Annual Total Return(2)               12.37%    4.03%     5.20%
Value of $10,000 Investment(3)              $11,237  $12,185   $16,595
Avg. Ann. Total Return (9/30/02)(4)          14.50%    3.98%     5.76%



PERFORMANCE SUMMARY (CONT.)

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 22.82% and 3.69%.


--------------------------------------------------------------------------------
Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified series of an investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.                            9

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.

AVERAGE ANNUAL TOTAL RETURN

CLASS A              8/31/02
----------------------------
1-Year                 7.26%
5-Year                 2.88%
10-Year                4.54%

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CLASS A (9/1/92-8/31/02)

                   TEMPLETON GLOBAL  SALOMON WORLD GOV'T
                   BOND FUND            BOND INDEX(6)        CPI(6)
                   ----------------   -----------------      ------

      9/1/92          $9,574.00          $10,000.00        $10,000.00
     9/30/92          $9,202.00          $10,100.00        $10,028.00
    10/31/92          $9,293.00           $9,825.00        $10,063.00
    11/30/92          $9,201.00           $9,669.00        $10,077.00
    12/31/92          $9,250.00           $9,727.00        $10,070.00
     1/31/93          $9,317.00           $9,896.00        $10,119.00
     2/28/93          $9,491.00          $10,091.00        $10,155.00
     3/31/93          $9,667.00          $10,247.00        $10,190.00
     4/30/93          $9,842.00          $10,463.00        $10,219.00
     5/31/93          $9,902.00          $10,568.00        $10,233.00
     6/30/93          $9,833.00          $10,545.00        $10,248.00
     7/31/93          $9,893.00          $10,575.00        $10,248.00
     8/31/93         $10,054.00          $10,893.00        $10,276.00
     9/30/93         $10,024.00          $11,023.00        $10,298.00
    10/31/93         $10,176.00          $11,004.00        $10,340.00
    11/30/93          $9,981.00          $10,925.00        $10,347.00
    12/31/93         $10,207.00          $11,018.00        $10,347.00
     1/31/94         $10,487.00          $11,107.00        $10,375.00
     2/28/94         $10,226.00          $11,035.00        $10,411.00
     3/31/94          $9,849.00          $11,019.00        $10,446.00
     4/30/94          $9,817.00          $11,033.00        $10,461.00
     5/31/94          $9,764.00          $10,935.00        $10,468.00
     6/30/94          $9,614.00          $11,093.00        $10,503.00
     7/31/94          $9,733.00          $11,182.00        $10,532.00
     8/31/94          $9,830.00          $11,142.00        $10,574.00
     9/30/94          $9,798.00          $11,223.00        $10,603.00
    10/31/94          $9,907.00          $11,402.00        $10,610.00
    11/30/94          $9,841.00          $11,246.00        $10,624.00
    12/31/94          $9,841.00          $11,278.00        $10,624.00
     1/31/95          $9,864.00          $11,514.00        $10,666.00
     2/28/95         $10,021.00          $11,809.00        $10,709.00
     3/31/95         $10,101.00          $12,511.00        $10,744.00
     4/30/95         $10,339.00          $12,742.00        $10,780.00
     5/31/95         $10,671.00          $13,100.00        $10,801.00
     6/30/95         $10,694.00          $13,177.00        $10,823.00
     7/31/95         $10,809.00          $13,209.00        $10,823.00
     8/31/95         $10,868.00          $12,755.00        $10,851.00
     9/30/95         $11,078.00          $13,039.00        $10,873.00
    10/31/95         $11,277.00          $13,137.00        $10,909.00
    11/30/95         $11,384.00          $13,285.00        $10,901.00
    12/31/95         $11,633.00          $13,425.00        $10,893.00
     1/31/96         $11,681.00          $13,258.00        $10,958.00
     2/29/96         $11,597.00          $13,191.00        $10,993.00
     3/31/96         $11,621.00          $13,172.00        $11,050.00
     4/30/96         $11,681.00          $13,120.00        $11,093.00
     5/31/96         $11,754.00          $13,122.00        $11,114.00
     6/30/96         $11,914.00          $13,226.00        $11,121.00
     7/31/96         $11,950.00          $13,480.00        $11,142.00
     8/31/96         $12,111.00          $13,532.00        $11,163.00
     9/30/96         $12,297.00          $13,588.00        $11,199.00
    10/31/96         $12,584.00          $13,842.00        $11,234.00
    11/30/96         $12,911.00          $14,025.00        $11,256.00
    12/31/96         $12,936.00          $13,911.00        $11,256.00
     1/31/97         $12,771.00          $13,540.00        $11,292.00
     2/28/97         $12,733.00          $13,438.00        $11,327.00
     3/31/97         $12,618.00          $13,336.00        $11,355.00
     4/30/97         $12,644.00          $13,219.00        $11,369.00
     5/31/97         $12,734.00          $13,578.00        $11,362.00
     6/30/97         $12,903.00          $13,740.00        $11,376.00
     7/31/97         $12,955.00          $13,633.00        $11,389.00
     8/31/97         $12,942.00          $13,624.00        $11,411.00
     9/30/97         $13,153.00          $13,915.00        $11,439.00
    10/31/97         $13,207.00          $14,204.00        $11,468.00
    11/30/97         $13,180.00          $13,987.00        $11,461.00
    12/31/97         $13,173.00          $13,945.00        $11,447.00
     1/31/98         $13,187.00          $14,080.00        $11,469.00
     2/28/98         $13,254.00          $14,194.00        $11,491.00
     3/31/98         $13,254.00          $14,054.00        $11,513.00
     4/30/98         $13,336.00          $14,278.00        $11,534.00
     5/31/98         $13,364.00          $14,311.00        $11,554.00
     6/30/98         $13,378.00          $14,333.00        $11,568.00
     7/31/98         $13,364.00          $14,351.00        $11,582.00
     8/31/98         $13,308.00          $14,742.00        $11,596.00
     9/30/98         $13,743.00          $15,526.00        $11,610.00
    10/31/98         $13,800.00          $15,985.00        $11,638.00
    11/30/98         $13,757.00          $15,760.00        $11,638.00
    12/31/98         $13,885.00          $16,077.00        $11,631.00
     1/31/99         $13,871.00          $15,929.00        $11,659.00
     2/28/99         $13,351.00          $15,418.00        $11,673.00
     3/31/99         $13,438.00          $15,456.00        $11,708.00
     4/30/99         $13,568.00          $15,450.00        $11,793.00
     5/31/99         $13,275.00          $15,190.00        $11,793.00
     6/30/99         $13,143.00          $14,925.00        $11,793.00
     7/31/99         $13,247.00          $15,290.00        $11,828.00
     8/31/99         $13,172.00          $15,361.00        $11,857.00
     9/30/99         $13,322.00          $15,600.00        $11,914.00
    10/31/99         $13,292.00          $15,592.00        $11,935.00
    11/30/99         $13,125.00          $15,429.00        $11,942.00
    12/31/99         $13,215.00          $15,392.00        $11,942.00
     1/31/00         $13,046.00          $15,064.00        $11,978.00
     2/29/00         $13,153.00          $14,955.00        $12,049.00
     3/31/00         $13,278.00          $15,419.00        $12,148.00
     4/30/00         $12,918.00          $14,915.00        $12,155.00
     5/31/00         $12,763.00          $15,031.00        $12,170.00
     6/30/00         $13,189.00          $15,396.00        $12,233.00
     7/31/00         $13,046.00          $15,136.00        $12,261.00
     8/31/00         $12,935.00          $15,023.00        $12,261.00
     9/30/00         $12,872.00          $14,993.00        $12,325.00
    10/31/00         $12,582.00          $14,802.00        $12,346.00
    11/30/00         $12,811.00          $15,097.00        $12,353.00
    12/31/00         $13,584.00          $15,637.00        $12,346.00
     1/31/01         $13,683.00          $15,617.00        $12,423.00
     2/28/01         $13,568.00          $15,611.00        $12,473.00
     3/31/01         $13,233.00          $15,161.00        $12,502.00
     4/30/01         $13,233.00          $15,106.00        $12,552.00
     5/31/01         $13,028.00          $15,061.00        $12,608.00
     6/30/01         $13,147.00          $14,923.00        $12,630.00
     7/31/01         $13,353.00          $15,299.00        $12,594.00
     8/31/01         $13,906.00          $15,874.00        $12,594.00
     9/30/01         $13,835.00          $15,990.00        $12,651.00
    10/31/01         $14,045.00          $16,116.00        $12,608.00
    11/30/01         $14,143.00          $15,890.00        $12,587.00
    12/31/01         $14,151.00          $15,482.00        $12,538.00
     1/31/02         $14,070.00          $15,196.00        $12,566.00
     2/28/02         $14,400.00          $15,275.00        $12,617.00
     3/31/02         $14,427.00          $15,232.00        $12,687.00
     4/30/02         $14,888.00          $15,777.00        $12,758.00
     5/31/02         $15,135.00          $16,224.00        $12,758.00
     6/30/02         $15,309.00          $17,007.00        $12,766.00
     7/31/02         $15,243.00          $17,174.00        $12,780.00
     8/31/02         $15,585.00          $17,475.00        $12,822.00








10          Past performance does not guarantee future results.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CLASS C (5/1/95-8/31/02)

                   TEMPLETON GLOBAL   SALOMON WORLD GOV'T
                   BOND FUND            BOND INDEX(6)          CPI(6)
                   ----------------   -----------------        ------
      5/1/95          $9,902.00           $10,000.00         $10,000.00
     5/31/95         $10,209.00           $10,281.00         $10,020.00
     6/30/95         $10,229.00           $10,342.00         $10,040.00
     7/31/95         $10,337.00           $10,366.00         $10,040.00
     8/31/95         $10,377.00           $10,010.00         $10,066.00
     9/30/95         $10,585.00           $10,233.00         $10,086.00
    10/31/95         $10,772.00           $10,310.00         $10,120.00
    11/30/95         $10,869.00           $10,426.00         $10,112.00
    12/31/95         $11,103.00           $10,536.00         $10,105.00
     1/31/96         $11,156.00           $10,405.00         $10,165.00
     2/29/96         $11,084.00           $10,352.00         $10,198.00
     3/31/96         $11,103.00           $10,338.00         $10,251.00
     4/30/96         $11,145.00           $10,296.00         $10,291.00
     5/31/96         $11,199.00           $10,298.00         $10,310.00
     6/30/96         $11,347.00           $10,380.00         $10,316.00
     7/31/96         $11,379.00           $10,579.00         $10,336.00
     8/31/96         $11,539.00           $10,620.00         $10,356.00
     9/30/96         $11,700.00           $10,664.00         $10,389.00
    10/31/96         $11,982.00           $10,863.00         $10,422.00
    11/30/96         $12,288.00           $11,007.00         $10,442.00
    12/31/96         $12,308.00           $10,917.00         $10,442.00
     1/31/97         $12,147.00           $10,626.00         $10,475.00
     2/28/97         $12,094.00           $10,546.00         $10,508.00
     3/31/97         $11,981.00           $10,466.00         $10,534.00
     4/30/97         $12,014.00           $10,374.00         $10,547.00
     5/31/97         $12,095.00           $10,656.00         $10,540.00
     6/30/97         $12,239.00           $10,783.00         $10,553.00
     7/31/97         $12,285.00           $10,699.00         $10,565.00
     8/31/97         $12,282.00           $10,692.00         $10,586.00
     9/30/97         $12,478.00           $10,920.00         $10,612.00
    10/31/97         $12,512.00           $11,147.00         $10,639.00
    11/30/97         $12,489.00           $10,977.00         $10,632.00
    12/31/97         $12,485.00           $10,944.00         $10,619.00
     1/31/98         $12,481.00           $11,050.00         $10,640.00
     2/28/98         $12,541.00           $11,139.00         $10,660.00
     3/31/98         $12,549.00           $11,029.00         $10,680.00
     4/30/98         $12,610.00           $11,206.00         $10,699.00
     5/31/98         $12,632.00           $11,231.00         $10,719.00
     6/30/98         $12,654.00           $11,248.00         $10,731.00
     7/31/98         $12,636.00           $11,263.00         $10,744.00
     8/31/98         $12,584.00           $11,569.00         $10,757.00
     9/30/98         $12,977.00           $12,185.00         $10,770.00
    10/31/98         $13,025.00           $12,545.00         $10,796.00
    11/30/98         $12,993.00           $12,369.00         $10,796.00
    12/31/98         $13,109.00           $12,617.00         $10,789.00
     1/31/99         $13,090.00           $12,501.00         $10,815.00
     2/28/99         $12,595.00           $12,100.00         $10,828.00
     3/31/99         $12,672.00           $12,130.00         $10,861.00
     4/30/99         $12,792.00           $12,125.00         $10,940.00
     5/31/99         $12,511.00           $11,921.00         $10,940.00
     6/30/99         $12,383.00           $11,713.00         $10,940.00
     7/31/99         $12,476.00           $12,000.00         $10,973.00
     8/31/99         $12,406.00           $12,055.00         $10,999.00
     9/30/99         $12,541.00           $12,243.00         $11,052.00
    10/31/99         $12,508.00           $12,237.00         $11,072.00
    11/30/99         $12,344.00           $12,108.00         $11,079.00
    12/31/99         $12,425.00           $12,079.00         $11,079.00
     1/31/00         $12,262.00           $11,822.00         $11,112.00
     2/29/00         $12,359.00           $11,737.00         $11,177.00
     3/31/00         $12,472.00           $12,101.00         $11,269.00
     4/30/00         $12,131.00           $11,705.00         $11,276.00
     5/31/00         $11,981.00           $11,796.00         $11,289.00
     6/30/00         $12,362.00           $12,083.00         $11,348.00
     7/31/00         $12,239.00           $11,879.00         $11,374.00
     8/31/00         $12,115.00           $11,790.00         $11,374.00
     9/30/00         $12,068.00           $11,766.00         $11,433.00
    10/31/00         $11,792.00           $11,617.00         $11,453.00
    11/30/00         $12,003.00           $11,848.00         $11,460.00
    12/31/00         $12,721.00           $12,272.00         $11,453.00
     1/31/01         $12,810.00           $12,256.00         $11,525.00
     2/28/01         $12,698.00           $12,251.00         $11,571.00
     3/31/01         $12,381.00           $11,898.00         $11,598.00
     4/30/01         $12,377.00           $11,856.00         $11,644.00
     5/31/01         $12,181.00           $11,820.00         $11,696.00
     6/30/01         $12,288.00           $11,711.00         $11,716.00
     7/31/01         $12,477.00           $12,006.00         $11,683.00
     8/31/01         $12,988.00           $12,458.00         $11,683.00
     9/30/01         $12,917.00           $12,549.00         $11,736.00
    10/31/01         $13,107.00           $12,648.00         $11,696.00
    11/30/01         $13,209.00           $12,471.00         $11,676.00
    12/31/01         $13,214.00           $12,150.00         $11,631.00
     1/31/02         $13,118.00           $11,926.00         $11,657.00
     2/28/02         $13,422.00           $11,988.00         $11,704.00
     3/31/02         $13,442.00           $11,954.00         $11,770.00
     4/30/02         $13,867.00           $12,382.00         $11,836.00
     5/31/02         $14,092.00           $12,732.00         $11,836.00
     6/30/02         $14,249.00           $13,347.00         $11,843.00
     7/31/02         $14,184.00           $13,478.00         $11,856.00
     8/31/02         $14,497.00           $13,714.00         $11,895.00





[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



ADVISOR CLASS  (9/1/92-8/31/02)(7)

                  TEMPLETON GLOBAL     SALOMON WORLD GOV'T
                     BOND FUND            BOND INDEX(6)         CPI(6)
                  ----------------      -----------------       ------

     9/1/92         $10,000.00              $10,000.00        $10,000.00
    9/30/92          $9,611.00              $10,100.00        $10,028.00
   10/31/92          $9,706.00               $9,825.00        $10,063.00
   11/30/92          $9,610.00               $9,669.00        $10,077.00
   12/31/92          $9,661.00               $9,727.00        $10,070.00
    1/31/93          $9,732.00               $9,896.00        $10,119.00
    2/28/93          $9,913.00              $10,091.00        $10,155.00
    3/31/93         $10,097.00              $10,247.00        $10,190.00
    4/30/93         $10,281.00              $10,463.00        $10,219.00
    5/31/93         $10,342.00              $10,568.00        $10,233.00
    6/30/93         $10,270.00              $10,545.00        $10,248.00
    7/31/93         $10,333.00              $10,575.00        $10,248.00
    8/31/93         $10,501.00              $10,893.00        $10,276.00
    9/30/93         $10,470.00              $11,023.00        $10,298.00
   10/31/93         $10,629.00              $11,004.00        $10,340.00
   11/30/93         $10,426.00              $10,925.00        $10,347.00
   12/31/93         $10,661.00              $11,018.00        $10,347.00
    1/31/94         $10,953.00              $11,107.00        $10,375.00
    2/28/94         $10,682.00              $11,035.00        $10,411.00
    3/31/94         $10,288.00              $11,019.00        $10,446.00
    4/30/94         $10,255.00              $11,033.00        $10,461.00
    5/31/94         $10,199.00              $10,935.00        $10,468.00
    6/30/94         $10,043.00              $11,093.00        $10,503.00
    7/31/94         $10,167.00              $11,182.00        $10,532.00
    8/31/94         $10,268.00              $11,142.00        $10,574.00
    9/30/94         $10,235.00              $11,223.00        $10,603.00
   10/31/94         $10,349.00              $11,402.00        $10,610.00
   11/30/94         $10,280.00              $11,246.00        $10,624.00
   12/31/94         $10,280.00              $11,278.00        $10,624.00
    1/31/95         $10,303.00              $11,514.00        $10,666.00
    2/28/95         $10,468.00              $11,809.00        $10,709.00
    3/31/95         $10,551.00              $12,511.00        $10,744.00
    4/30/95         $10,800.00              $12,742.00        $10,780.00
    5/31/95         $11,147.00              $13,100.00        $10,801.00
    6/30/95         $11,170.00              $13,177.00        $10,823.00
    7/31/95         $11,291.00              $13,209.00        $10,823.00
    8/31/95         $11,352.00              $12,755.00        $10,851.00
    9/30/95         $11,571.00              $13,039.00        $10,873.00
   10/31/95         $11,779.00              $13,137.00        $10,909.00
   11/30/95         $11,890.00              $13,285.00        $10,901.00
   12/31/95         $12,150.00              $13,425.00        $10,893.00
    1/31/96         $12,200.00              $13,258.00        $10,958.00
    2/29/96         $12,112.00              $13,191.00        $10,993.00
    3/31/96         $12,138.00              $13,172.00        $11,050.00
    4/30/96         $12,201.00              $13,120.00        $11,093.00
    5/31/96         $12,276.00              $13,122.00        $11,114.00
    6/30/96         $12,443.00              $13,226.00        $11,121.00
    7/31/96         $12,482.00              $13,480.00        $11,142.00
    8/31/96         $12,649.00              $13,532.00        $11,163.00
    9/30/96         $12,844.00              $13,588.00        $11,199.00
   10/31/96         $13,145.00              $13,842.00        $11,234.00
   11/30/96         $13,485.00              $14,025.00        $11,256.00
   12/31/96         $13,512.00              $13,911.00        $11,256.00
    1/31/97         $13,421.00              $13,540.00        $11,292.00
    2/28/97         $13,384.00              $13,438.00        $11,327.00
    3/31/97         $13,265.00              $13,336.00        $11,355.00
    4/30/97         $13,294.00              $13,219.00        $11,369.00
    5/31/97         $13,406.00              $13,578.00        $11,362.00
    6/30/97         $13,560.00              $13,740.00        $11,376.00
    7/31/97         $13,617.00              $13,633.00        $11,389.00
    8/31/97         $13,619.00              $13,624.00        $11,411.00
    9/30/97         $13,844.00              $13,915.00        $11,439.00
   10/31/97         $13,890.00              $14,204.00        $11,468.00
   11/30/97         $13,870.00              $13,987.00        $11,461.00
   12/31/97         $13,876.00              $13,945.00        $11,447.00
    1/31/98         $13,879.00              $14,080.00        $11,469.00
    2/28/98         $13,952.00              $14,194.00        $11,491.00
    3/31/98         $13,969.00              $14,054.00        $11,513.00
    4/30/98         $14,044.00              $14,278.00        $11,534.00
    5/31/98         $14,077.00              $14,311.00        $11,554.00
    6/30/98         $14,109.00              $14,333.00        $11,568.00
    7/31/98         $14,082.00              $14,351.00        $11,582.00
    8/31/98         $14,039.00              $14,742.00        $11,596.00
    9/30/98         $14,486.00              $15,526.00        $11,610.00
   10/31/98         $14,552.00              $15,985.00        $11,638.00
   11/30/98         $14,509.00              $15,760.00        $11,638.00
   12/31/98         $14,663.00              $16,077.00        $11,631.00
    1/31/99         $14,652.00              $15,929.00        $11,659.00
    2/28/99         $14,105.00              $15,418.00        $11,673.00
    3/31/99         $14,200.00              $15,456.00        $11,708.00
    4/30/99         $14,326.00              $15,450.00        $11,793.00
    5/31/99         $14,019.00              $15,190.00        $11,793.00
    6/30/99         $13,882.00              $14,925.00        $11,793.00
    7/31/99         $13,994.00              $15,290.00        $11,828.00
    8/31/99         $13,931.00              $15,361.00        $11,857.00
    9/30/99         $14,080.00              $15,600.00        $11,914.00
   10/31/99         $14,068.00              $15,592.00        $11,935.00
   11/30/99         $13,893.00              $15,429.00        $11,942.00
   12/31/99         $13,975.00              $15,392.00        $11,942.00
    1/31/00         $13,799.00              $15,064.00        $11,978.00
    2/29/00         $13,917.00              $14,955.00        $12,049.00
    3/31/00         $14,052.00              $15,419.00        $12,148.00
    4/30/00         $13,690.00              $14,915.00        $12,155.00
    5/31/00         $13,512.00              $15,031.00        $12,170.00
    6/30/00         $13,968.00              $15,396.00        $12,233.00
    7/31/00         $13,820.00              $15,136.00        $12,261.00
    8/31/00         $13,704.00              $15,023.00        $12,261.00
    9/30/00         $13,657.00              $14,993.00        $12,325.00
   10/31/00         $13,351.00              $14,802.00        $12,346.00
   11/30/00         $13,581.00              $15,097.00        $12,353.00
   12/31/00         $14,404.00              $15,637.00        $12,346.00
    1/31/01         $14,513.00              $15,617.00        $12,423.00
    2/28/01         $14,394.00              $15,611.00        $12,473.00
    3/31/01         $14,042.00              $15,161.00        $12,502.00
    4/30/01         $14,044.00              $15,106.00        $12,552.00
    5/31/01         $13,829.00              $15,061.00        $12,608.00
    6/30/01         $13,958.00              $14,923.00        $12,630.00
    7/31/01         $14,180.00              $15,299.00        $12,594.00
    8/31/01         $14,770.00              $15,874.00        $12,594.00
    9/30/01         $14,698.00              $15,990.00        $12,651.00
   10/31/01         $14,924.00              $16,116.00        $12,608.00
   11/30/01         $15,031.00              $15,890.00        $12,587.00
   12/31/01         $15,043.00              $15,482.00        $12,538.00
    1/31/02         $14,961.00              $15,196.00        $12,566.00
    2/28/02         $15,315.00              $15,275.00        $12,617.00
    3/31/02         $15,347.00              $15,232.00        $12,687.00
    4/30/02         $15,842.00              $15,777.00        $12,758.00
    5/31/02         $16,108.00              $16,224.00        $12,758.00
    6/30/02         $16,296.00              $17,007.00        $12,766.00
    7/31/02         $16,229.00              $17,174.00        $12,780.00
    8/31/02         $16,595.00              $17,475.00        $12,822.00


AVERAGE ANNUAL TOTAL RETURN

CLASS C                  8/31/02
--------------------------------
1-Year                     9.53%
5-Year                     3.16%
Since Inception (5/1/95)   5.19%




AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(7)     8/31/02
-----------------------------
1-Year                12.37%
5-Year                 4.03%
10-Year                5.20%

6. Source: Standard & Poor's Micropal. The Salomon Brothers World Government Bond Index is market capitalization-weighted and tracks total returns of government bonds in 17 developed countries globally.

7. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.



Past performance does not guarantee future results.                           11

TEMPLETON GLOBAL BOND FUND
FINANCIAL HIGHLIGHTS


                                                                               CLASS A
                                                           --------------------------------------------------
                                                                        YEAR ENDED AUGUST 31,
                                                           --------------------------------------------------
                                                              2002      2001       2000      1999      1998
                                                           --------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................     $8.02     $8.05      $8.81     $9.49     $9.82
                                                           --------------------------------------------------
Income from investment operations:
 Net investment income ..................................       .43(a)    .56        .65       .58       .60
 Net realized and unrealized gains (losses) .............       .50(a)    .01       (.80)     (.66)     (.32)
                                                           --------------------------------------------------
Total from investment operations ........................       .93       .57       (.15)     (.08)      .28
                                                           --------------------------------------------------
Less distributions from:
 Net investment income ..................................      (.40)     (.18)      (.60)     (.55)     (.55)
 Net realized gains .....................................        --        --       (.01)     (.05)     (.06)
 Tax return of capital ..................................      (.15)     (.42)        --        --        --
                                                           --------------------------------------------------
Total distributions .....................................      (.55)     (.60)      (.61)     (.60)     (.61)
                                                           --------------------------------------------------
Net asset value, end of year ............................     $8.40     $8.02      $8.05     $8.81     $9.49
                                                           ==================================================
Total return* ...........................................     12.08%     7.51%     (1.80)%   (1.02)%    2.82%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................  $224,269  $178,785   $114,247  $146,753  $189,898
Ratios to average net assets:
 Expenses ...............................................      1.21%     1.33%      1.23%     1.22%     1.17%
 Net investment income ..................................      5.27%(a)  7.06%      7.19%     6.20%     6.12%
Portfolio turnover rate .................................     57.71%   101.11%    179.84%    74.60%    75.95%



*Total return does not reflect sales commissions.

+Based on average weighted shares outstanding effective year ended August 31, 1999.

aThe November 2000, revised AICPA Audit and Accounting Guide of Investment Companies was implemented September 1, 2001, resulting in a (decrease) increase of $(.12) and $.12 to net investment income and net realized and unrealized gains per share, respectively, and a decrease of (1.43)% to the ratio of net investment income to average net assets for the year ended August 31, 2002.

TEMPLETON GLOBAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                               CLASS C
                                                           --------------------------------------------------
                                                                        YEAR ENDED AUGUST 31,
                                                           --------------------------------------------------
                                                               2002      2001       2000      1999      1998
                                                           --------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................     $8.03     $8.05      $8.82     $9.50     $9.83
                                                           --------------------------------------------------
Income from investment operations:
 Net investment income ..................................       .40(a)    .53        .58       .54       .56
 Net realized and unrealized gains (losses) .............       .50(a)    .02       (.78)     (.66)     (.32)
                                                           --------------------------------------------------
Total from investment operations ........................       .90       .55       (.20)     (.12)      .24
                                                           --------------------------------------------------
Less distributions from:
 Net investment income ..................................      (.38)     (.15)      (.56)     (.51)     (.51)
 Net realized gains .....................................        --        --       (.01)     (.05)     (.06)
 Tax return of capital ..................................      (.14)     (.42)        --        --        --
                                                           --------------------------------------------------
Total distributions .....................................      (.52)     (.57)      (.57)     (.56)     (.57)
                                                           --------------------------------------------------
Net asset value, end of year ............................     $8.41     $8.03      $8.05     $8.82     $9.50
                                                           ==================================================
Total return* ...........................................    11.62%     7.20%     (2.34)%   (1.41)%    2.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $25,444   $13,784    $11,966   $17,386   $20,404
Ratios to average net assets:
 Expenses ...............................................     1.59%     1.73%      1.62%     1.62%     1.56%
 Net investment income ..................................     4.89%(a)  6.65%      6.78%     5.80%     5.73%
Portfolio turnover rate .................................    57.71%   101.11%    179.84%    74.60%    75.95%



*Total return does not reflect sales commissions or the contingent deferred sales charge.

+Based on average weighted shares outstanding effective year ended August 31, 1999.

aThe November 2000, revised AICPA Audit and Accounting Guide of Investment Companies was implemented September 1, 2001, resulting in a (decrease) increase of $(.12) and $.12 to net investment income and net realized and unrealized gains per share, respectively, and a decrease of (1.43)% to the ratio of net investment income to average net assets for the year ended August 31, 2002.

TEMPLETON GLOBAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                             ADVISOR CLASS
                                                           --------------------------------------------------
                                                                        YEAR ENDED AUGUST 31,
                                                           --------------------------------------------------
                                                               2002      2001       2000      1999      1998
                                                           --------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................     $8.01     $8.04      $8.81     $9.49     $9.82
                                                           --------------------------------------------------
Income from investment operations:
 Net investment income ..................................       .45(a)    .58        .63       .61       .62
 Net realized and unrealized gains (losses) .............       .50(a)    .01       (.77)     (.67)     (.32)
                                                           --------------------------------------------------
Total from investment operations ........................       .95       .59       (.14)     (.06)      .30
                                                           --------------------------------------------------
Less distributions from:
 Net investment income ..................................      (.41)     (.20)      (.62)     (.57)     (.57)
 Net realized gains .....................................        --        --       (.01)     (.05)     (.06)
 Tax return of capital ..................................      (.16)     (.42)        --        --        --
                                                           --------------------------------------------------
Total distributions .....................................      (.57)     (.62)      (.63)     (.62)     (.63)
                                                           --------------------------------------------------
Net asset value, end of year ............................     $8.39     $8.01      $8.04     $8.81     $9.49
                                                           ==================================================
Total return ............................................     12.37%     7.79%     (1.65)%    (.77)%    3.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $12,014      $289       $413    $1,261   $11,330
Ratios to average net assets:
 Expenses ...............................................      .96%     1.09%       .98%      .97%      .91%
 Net investment income ..................................     5.52%(a)  7.33%      7.28%     6.42%     6.38%
Portfolio turnover rate .................................    57.71%   101.11%    179.84%    74.60%    75.95%



+Based on average weighted shares outstanding effective year ended August 31, 1999.

aThe November 2000, revised AICPA Audit and Accounting Guide of Investment Companies was implemented September 1, 2001, resulting in a (decrease) increase of $(.12) and $.12 to net investment income and net realized and unrealized gains per share, respectively, and a decrease of (1.43)% to the ratio of net investment income to average net assets for the year ended August 31, 2002.


14                     See notes to financial statements.

TEMPLETON GLOBAL BOND FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2002

                                                                     PRINCIPAL
                                                                 AMOUNT/WARRANTS**   VALUE
-----------------------------------------------------------------------------------------------------------

     LONG TERM INVESTMENTS 93.5%
     AUSTRALIA 4.4%
     Government of Australia, 10.00%, 10/15/07 ................    4,701,000 AUD $  3,111,333
     New South Wales Treasury Corp.:
      6.50%, 5/01/06 ..........................................    4,380,000 AUD    2,489,201
      8.00%, 3/01/08 ..........................................    1,400,000 AUD      850,568
     Queensland Treasury Corp., 6.50%, 6/14/05 ................    8,775,000 AUD    4,972,329
                                                                                 ------------
                                                                                   11,423,431
                                                                                 ------------
     BELGIUM 5.7%
     Kingdom of Belgium:
      4.75%, 9/28/06 ..........................................    6,300,000 EUR    6,357,854
      8.50%, 10/01/07 .........................................    4,274,000 EUR    5,000,473
      7.50%, 7/29/08 ..........................................    1,400,000 EUR    1,596,501
      5.00%, 9/28/12 ..........................................    1,990,000 EUR    1,987,697
                                                                                 ------------
                                                                                   14,942,525
                                                                                 ------------
     BULGARIA .9%
     Republic of Bulgaria, Reg S, 8.25%, 1/15/15 ..............    2,250,000        2,331,562
                                                                                 ------------
     CANADA 2.4%
     Government of Canada, 6.00%, 6/01/11 .....................    9,238,000 CAD    6,322,878
                                                                                 ------------
     DENMARK 4.9%
     Kingdom of Denmark:
      8.00%, 3/15/06 ..........................................   44,176,000 DKK    6,551,616
      6.00%, 11/15/11 .........................................   11,100,000 DKK    1,590,133
      5.00%, 11/15/13 .........................................   35,600,000 DKK    4,733,376
                                                                                 ------------
                                                                                   12,875,125
                                                                                 ------------
     ECUADOR 1.1%
     Republic of Ecuador, Reg S, 12.00%, 11/15/12 .............    5,170,000        2,998,600
                                                                                 ------------
     FRANCE 10.3%
     Government of France:
      8.25%, 2/27/04 ..........................................    6,748,000 EUR    7,073,065
      5.00%, 7/12/05 ..........................................    2,650,000 EUR    2,689,944
      4.50%, 7/12/06 ..........................................    5,200,000 EUR    5,206,584
      8.50%, 10/25/08 .........................................    5,707,000 EUR    6,865,101
      5.00%, 4/25/12 ..........................................    5,130,000 EUR    5,169,845
                                                                                 ------------
                                                                                   27,004,539
                                                                                 ------------

TEMPLETON GLOBAL BOND FUND

                                                                     PRINCIPAL
                                                                 AMOUNT/WARRANTS**   VALUE
-----------------------------------------------------------------------------------------------------------

  LONG TERM INVESTMENTS (CONT.)
     GERMANY 11.7%
     Bundesrepublik Deutschland, 4.25%, 3/12/04 ...............   10,650,000 EUR $ 10,572,711
     Federal Republic of Germany:
      4.00%, 6/25/04 ..........................................      400,000 EUR      395,967
      6.875%, 5/12/05 .........................................    2,000,000 EUR    2,119,783
      4.00%, 2/16/07 ..........................................    3,500,000 EUR    3,434,856
      6.00%, 7/04/07 ..........................................   10,249,000 EUR   10,921,123
      Series 96, 6.00%, 1/05/06 ...............................    2,914,364 EUR    3,052,325
                                                                                 ------------
                                                                                   30,496,765
                                                                                 ------------
     HONG KONG .1%
     Government of Hong Kong, 5.92%, 12/05/11 .................    2,200,000 HKD      317,338
                                                                                 ------------
    *INDONESIA .2%
     PT Astra International TBK, wts., 12/31/03 ...............    1,880,582          501,736
                                                                                 ------------
     ITALY 6.2%
     Buoni Poliennali del Tesoro:
      8.75%, 7/01/06 ..........................................    2,751,000 EUR    3,154,313
      6.75%, 7/01/07 ..........................................    3,068,000 EUR    3,349,984
     Government of Italy:
      10.50%, 4/01/05 .........................................    7,676,001 EUR    8,754,892
      5.00%, 5/01/08 ..........................................      835,000 EUR      847,709
                                                                                 ------------
                                                                                   16,106,898
                                                                                 ------------
     MALAYSIA .4%
     Government of Malaysia, 7.50%, 7/15/11 ...................    1,000,000        1,127,387
                                                                                 ------------
     MEXICO 5.7%
    +Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02 ..       49,349           12,337
     United Mexican States, 11.375%, 9/15/16 ..................   11,710,000       14,819,005
                                                                                 ------------
                                                                                   14,831,342
                                                                                 ------------
     NETHERLANDS 2.7%
     Cellco Finance NV, 15.00%, 8/01/05 .......................    1,300,000        1,235,000
     Government of Netherlands:
      7.75%, 3/01/05 ..........................................    4,264,000 EUR    4,579,384
      5.75%, 2/15/07 ..........................................    1,213,000 EUR    1,270,957
                                                                                 ------------
                                                                                    7,085,341
                                                                                 ------------
     NEW ZEALAND 6.7%
     Government of New Zealand:
      8.00%, 11/15/06 .........................................   10,060,000 NZD    5,037,267
      7.00%, 7/15/09 ..........................................   25,560,000 NZD   12,446,519
                                                                                 ------------
                                                                                   17,483,786
                                                                                 ------------

TEMPLETON GLOBAL BOND FUND

                                                                     PRINCIPAL
                                                                 AMOUNT/WARRANTS**   VALUE
-----------------------------------------------------------------------------------------------------------

  LONG TERM INVESTMENTS (CONT.)
     NORWAY 1.3%
     Kingdom of Norway, 5.75%, 11/30/04 ......................    26,860,000 NOK $  3,514,223
                                                                                 ------------
     PHILIPPINES 4.2%
     Republic of Philippines:
      9.875%, 1/15/19 ........................................       920,000          913,100
      10.625%, 3/16/25 .......................................     9,560,000        9,948,136
                                                                                 ------------
                                                                                   10,861,236
                                                                                 ------------
     POLAND 1.2%
     Republic of Poland, FRN, 6.00%, 10/27/14 ................     3,057,600        3,091,549
                                                                                 ------------
     RUSSIA 5.2%
     Federation of Russia:
      Reg S, 11.00%, 7/24/18 .................................    11,465,000       12,366,860
      12.75%, 6/24/28 ........................................     1,100,000        1,323,519
                                                                                 ------------
                                                                                   13,690,379
                                                                                 ------------
     SPAIN 5.7%
     Government of Spain:
      10.15%, 1/31/06 ........................................     2,849,000 EUR    3,343,317
      8.80%, 4/30/06 .........................................     4,649,855 EUR    5,302,475
      4.80%, 10/31/06 ........................................     3,900,000 EUR    3,943,487
      5.00%, 7/30/12 .........................................     2,390,000 EUR    2,390,516
                                                                                 ------------
                                                                                   14,979,795
                                                                                 ------------
     SWEDEN 5.8%
     Kingdom of Sweden:
      10.25%, 5/05/03 ........................................    72,900,000 SEK    8,052,618
      5.00%, 1/15/04 .........................................    22,790,000 SEK    2,442,337
      5.50%, 10/08/12 ........................................    41,900,000 SEK    4,614,936
                                                                                 ------------
                                                                                   15,109,891
                                                                                 ------------
     UKRAINE .6%
     Republic of Ukraine, 11.00%, 3/15/07 ....................     1,629,590        1,681,401
                                                                                 ------------
     UNITED KINGDOM 2.5%
     United Kingdom, 8.50%, 7/16/07 ..........................     3,681,000 GBP    6,670,727
                                                                                 ------------
  *++UNITED STATES
     Acadia Partners LP ......................................       999,667           11,096
     Penobscot Partners LP ...................................           333            2,703
                                                                                 ------------
                                                                                       13,799
                                                                                 ------------

TEMPLETON GLOBAL BOND FUND

                                                                     PRINCIPAL
                                                                 AMOUNT/WARRANTS**   VALUE
-----------------------------------------------------------------------------------------------------------

     LONG TERM INVESTMENTS (CONT.)
     VENEZUELA 3.6%
     Republic of Venezuela:
      144A, 9.125%, 6/18/07 ...................................  $ 1,220,000     $    988,200
      Reg S, 9.125%, 6/18/07 ..................................      400,000          324,000
      9.25%, 9/15/27 ..........................................   11,555,000        8,013,393
                                                                                 ------------
                                                                                    9,325,593
                                                                                 ------------
     TOTAL LONG TERM INVESTMENTS (COST $248,715,675) ..........                   244,787,846
                                                                                 ------------
     SHORT TERM INVESTMENTS 6.3%
     Danske Bank AS, 1.844%, 9/03/02, Time Deposit ............   12,455,000       12,455,000
     Deutsche Bank AG, 1.82%, 9/03/02, Time Deposit ...........    3,000,000        3,000,000
     New Zealand Treasury Bill, 5.76%, 10/09/02 ...............    2,160,000 NZD    1,003,388
                                                                                 ------------
     TOTAL SHORT TERM INVESTMENTS (COST $16,480,716) ..........                    16,458,388
                                                                                 ------------
     TOTAL INVESTMENTS (COST $265,196,391) 99.8% ..............                   261,246,234
     NET EQUITY IN FORWARD CONTRACTS ..........................                       (66,139)
     OTHER ASSETS, LESS LIABILITIES .2% .......................                       547,546
                                                                                 ------------
     TOTAL NET ASSETS 100.0% ..................................                  $261,727,641
                                                                                 ============


    CURRENCY ABBREVIATIONS:
     AUD--Australian Dollar
     CAD--Canadian Dollar
     DKK--Danish Krone
     EUR--European Unit
     GBP--British Pound
     HKD--Hong Kong Dollar
     NOK--Norwegian Krone
     NZD--New Zealand Dollar
     SEK--Swedish Krona


*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated. +Represents defaulted bonds.
++Securities represent equity investments.


18                          See notes to financial statements.

TEMPLETON GLOBAL BOND FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2002


Assets:
 Investments in securities, at value (cost $265,196,391) .........................................   $261,246,234
 Cash ............................................................................................          2,281
 Receivables:
  Fund shares sold ...............................................................................      1,541,764
  Dividends and interest .........................................................................      7,040,746
 Unrealized gain on forward exchange contracts (Note 6) ..........................................            249
                                                                                                     ------------
      Total assets ...............................................................................    269,831,274
                                                                                                     ============
Liabilities:
 Payables:
  Investment securities purchased ................................................................      5,079,159
  Fund shares redeemed ...........................................................................      2,614,130
  To affiliates ..................................................................................        262,784
 Unrealized loss on forward exchange contracts (Note 6) ..........................................         66,388
 Accrued expenses ................................................................................         81,172
                                                                                                     ------------
      Total liabilities ..........................................................................      8,103,633
                                                                                                     ------------
Net assets, at value .............................................................................   $261,727,641
                                                                                                     ============
Net assets consist of:
 Undistributed net investment income .............................................................   $ (7,595,232)
 Net unrealized depreciation .....................................................................     (3,906,936)
 Accumulated net realized loss ...................................................................    (24,044,990)
 Beneficial shares ...............................................................................    297,274,799
                                                                                                     ------------
Net assets, at value .............................................................................   $261,727,641
                                                                                                     ============
CLASS A:
 Net asset value per share ($224,269,403 / 26,708,798 shares outstanding) ........................          $8.40
                                                                                                     ============
 Maximum offering price per share ($8.40 / 95.75%) ...............................................          $8.77
                                                                                                     ============
CLASS C:
 Net asset value per share ($25,444,373 / 3,026,131 shares outstanding)* .........................          $8.41
                                                                                                     ============
 Maximum offering price per share ($8.41 / 99.00%) ...............................................          $8.49
                                                                                                     ============
ADVISOR CLASS:
 Net asset value and maximum offering price per share ($12,013,865 / 1,432,706 shares outstanding)          $8.39
                                                                                                     ============


*Redemption price per share is equal to net asset value less any applicable sales charge.



                      See notes to financial statements.                      19

TEMPLETON GLOBAL BOND FUND
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2002


Investment Income:
 (net of foreign taxes of $39,093)
 Dividends ..................................................................   $     2,899
 Interest ...................................................................    13,278,219
                                                                                 ----------
      Total investment income ...............................................                 $13,281,118
Expenses:
 Management fees (Note 3) ...................................................     1,013,915
 Administrative fees (Note 3) ...............................................       304,168
 Distribution fees (Note 3)
  Class A ...................................................................       474,270
  Class C ...................................................................        97,547
 Transfer agent fees (Note 3) ...............................................       466,200
 Custodian fees .............................................................        20,400
 Reports to shareholders ....................................................        38,500
 Registration and filing fees ...............................................        56,700
 Professional fees ..........................................................        38,540
 Trustees' fees and expenses ................................................        27,600
 Other ......................................................................           200
                                                                                 ----------
      Total expenses ........................................................                   2,538,040
                                                                                              -----------
           Net investment income ............................................                  10,743,078
                                                                                              -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...............................................................    (2,673,404)
  Foreign currency transactions .............................................       441,695
                                                                                 ----------
      Net realized loss .....................................................                  (2,231,709)
Net unrealized appreciation on:
  Investments ...............................................................    14,447,193
  Translation of assets and liabilities denominated in foreign currencies ...        39,662
                                                                                 ----------
      Net unrealized appreciation ...........................................                  14,486,855
                                                                                              -----------
Net realized and unrealized gain ............................................                  12,255,146
                                                                                              -----------
Net increase in net assets resulting from operations ........................                 $22,998,224
                                                                                              ===========



20                      See notes to financial statements.

TEMPLETON GLOBAL BOND FUND
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2002 AND 2001


                                                                                    2002          2001
                                                                               ---------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................   $ 10,743,078   $ 8,393,686
  Net realized loss from investments and foreign currency transactions .....     (2,231,709)   (7,720,916)
  Net unrealized appreciation on investments and translation of assets and
   liabilities denominated in foreign currencies ...........................     14,486,855     8,140,120
                                                                               ---------------------------
      Net increase in net assets resulting from operations .................     22,998,224     8,812,890

 Distributions to shareholders from:
  Net investment income:
   Class A .................................................................     (9,140,256)   (2,415,311)
   Class C .................................................................       (708,861)     (226,456)
   Advisor Class ...........................................................        (85,387)       (5,550)
  Tax return of capital:
   Class A .................................................................     (3,471,510)   (5,665,752)
   Class C .................................................................       (269,228)     (531,214)
   Advisor Class ...........................................................        (32,430)      (13,019)
                                                                               ---------------------------
 Total distributions to shareholders .......................................    (13,707,672)   (8,857,302)

 Beneficial share transactions (Note 2):
   Class A .................................................................     36,941,706    64,507,586
   Class C .................................................................     10,938,787     1,900,016
   Advisor Class ...........................................................     11,698,252      (130,481)
                                                                               ---------------------------
 Total beneficial share transactions .......................................     59,578,745    66,277,121

   Net increase in net assets ..............................................     68,869,297    66,232,709
Net assets:
 Beginning of year .........................................................    192,858,344   126,625,635
                                                                               ---------------------------
 End of year ...............................................................   $261,727,641  $192,858,344
                                                                               ===========================
Undistributed net investment income included in net assets:
 End of year ...............................................................   $ (7,595,232) $    (17,007)
                                                                               ===========================



                       See notes to financial statements.                     21

TEMPLETON GLOBAL BOND FUND
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Bond Fund (the Fund) is a separate, non-diversified series of Templeton Income Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests mainly in the debt securities of companies, governments and government agencies located anywhere in the world including emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting year.

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON GLOBAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount and premium is amortized on a yield to maturity basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting year. Actual results could differ from those estimates.

G. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to September 1, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a reduction of $6,695,598 in the recorded cost of investments and a corresponding decrease in net unrealized depreciation.

The effect of this change for the year ended August 31, 2002 was to decrease net investment income by $2,935,737, increase net unrealized appreciation by $967,320, and decrease net realized losses by $1,968,417. The Statement of Changes in Net Assets and the Financial Highlights for prior years have not been restated to reflect this change in accounting policy.

2. BENEFICIAL SHARES

The Fund offers three classes of shares: Class A, Class C, and Advisor Class shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class of shares and its exchange privilege.

TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (CONTINUED)


2. BENEFICIAL SHARES (CONT.)

At August 31, 2002, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                       YEAR ENDED AUGUST 31,
                                                       ---------------------------------------------------
                                                                 2002                         2001
                                                       ---------------------------------------------------
                                                          SHARES      AMOUNT          SHARES      AMOUNT
                                                       ---------------------------------------------------
CLASS A SHARES:
Shares sold .........................................  14,522,356 $119,666,832      4,981,900 $ 39,769,576
Shares issued on reinvestment of distributions ......   1,108,788    8,996,575        765,049    6,011,743
Shares issued on merger (Note 7) ....................          --           --      9,504,815   75,562,291
Shares redeemed ..................................... (11,225,231) (91,721,701)    (7,148,460) (56,836,024)
                                                       ---------------------------------------------------
Net increase ........................................   4,405,913 $ 36,941,706      8,103,304 $ 64,507,586
                                                       ===================================================


                                                                       YEAR ENDED AUGUST 31,
                                                       ---------------------------------------------------
                                                                 2002                         2001
                                                       ---------------------------------------------------
                                                          SHARES      AMOUNT          SHARES      AMOUNT
                                                       ---------------------------------------------------
CLASS C SHARES:
Shares sold .........................................   1,988,584 $ 16,468,920        258,220 $ 2,069,792
Shares issued on reinvestment of distributions ......      89,087      724,496         80,696     635,057
Shares issued on merger (Note 7) ....................          --           --        518,397   4,147,172
Shares redeemed .....................................    (768,855)  (6,254,629)      (625,637) (4,952,005)
                                                       ---------------------------------------------------
Net increase ........................................   1,308,816 $ 10,938,787        231,676 $ 1,900,016
                                                       ===================================================


                                                                       YEAR ENDED AUGUST 31,
                                                       ---------------------------------------------------
                                                                 2002                         2001
                                                       ---------------------------------------------------
                                                          SHARES      AMOUNT          SHARES      AMOUNT
                                                       ---------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold .........................................   1,725,336 $ 14,415,486          4,214  $   33,292
Shares issued on reinvestment of distributions ......      14,128      116,947          1,452      11,395
Shares issued on merger (Note 7) ....................          --           --         11,944      95,311
Shares redeemed .....................................    (342,925)  (2,834,181)       (32,792)   (270,479)
                                                       ---------------------------------------------------
Net increase (decrease) .............................   1,396,539 $ 11,698,252        (15,182) $ (130,481)
                                                       ===================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

TEMPLETON GLOBAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
         -------------------------------------------------------------------
         0.50%          First $200 million
         0.45%          Over $200 million, up to and including $1.3 billion
         0.40%          Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
         -------------------------------------------------------------------
         0.15%          First $200 million
         0.135%         Next $500 million
         0.10%          Next $500 million
         0.075%         Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25% and 0.65% per year of the average daily net assets of Class A and Class C shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent years. At August 31, 2002, unreimbursed costs were $341,164. Distributors received net commissions on sales of the Fund's shares and received contingent deferred sales charges for the year of $30,132 and $13,826, respectively.

4. INCOME TAXES

At August 31, 2002, the cost of investments and net unrealized depreciation for income tax purposes were as follows:

                 Cost of investments .......................  $272,859,310
                                                              ------------
                 Unrealized appreciation ...................     7,065,546
                 Unrealized depreciation ...................   (18,678,622)
                                                              ------------
                 Net unrealized depreciation ...............  $(11,613,076)
                                                              ============

The tax character of distributions paid during the year ended August 31, 2002, were substantially the same for financial statements and tax purposes.

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, losses realized subsequent to October 31 on the sale of securities and foreign currencies, foreign currency gains/losses on the sale of debt instruments, and bond discounts and premiums.

TEMPLETON GLOBAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. INCOME TAXES (CONT.)

At August 31, 2002, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2001 of $3,381,867 and $1,393,726, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2003.

At August 31, 2002, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2003 ............................   $    77,143
                  2004 ............................        54,060
                  2005 ............................         1,347
                  2006 ............................         4,415
                  2007 ............................     2,226,253
                  2008 ............................     4,015,528
                  2009 ............................     4,159,943
                  2010 ............................     8,730,708
                                                      -----------
                                                      $19,269,397
                                                      ===========

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2002 aggregated $177,113,955 and $110,815,339, respectively.

6. FORWARD EXCHANGE CONTRACTS

At August 31, 2002, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.


                                                                                      IN      SETTLEMENT     UNREALIZED
CONTRACTS TO BUY:                                                                EXCHANGE FOR    DATE        GAIN (LOSS)
----------------                                                               ------------------------------------------
  500,000  Australian Dollar ................................................ U.S  $  274,000  10/18/02    U.S. $    249
                                                                                   ----------                   --------
              Unrealized gain on forward exchange contracts .................                                        249
                                                                                                                --------

CONTRACTS TO BUY:
----------------
1,500,000  European Unit ....................................................        1,504,991  10/18/02          (37,092)
2,400,000  Canadian Dollar ..................................................        1,554,404  10/18/02          (18,472)
  500,000  British Pound Sterling ...........................................          782,000  10/18/02          (10,824)
                                                                                   ----------                   --------
                                                                              U.S. $3,841,395                    (66,388)
                                                                                   ----------                   --------
                 Unrealized loss on forward exchange contracts .............                                     (66,388)
                                                                                                                --------
                   Net unrealized loss on forward exchange contracts .......                               U.S. $(66,139)
                                                                                                                --------

TEMPLETON GLOBAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


7. MERGERS

On July 26, 2001, the Fund acquired the net assets of the Franklin Templeton Global Trust (FTGT) -- Global Currency Fund pursuant to a plan of reorganization approved by FTGT -- Global Currency Fund's shareholders. The merger was accomplished by a tax-free exchange of 1,524,715 Class A shares of the Fund (valued at $7.74 per share) for the net assets of the FTGT -- Global Currency Fund which aggregated $11,801,292, including $142,340 of unrealized depreciation. The combined net assets of the Fund immediately after the merger were $122,780,841.

On August 23, 2001, the Fund acquired the net assets of the Franklin Investment Securities Trust (FIST) -- Franklin Global Government Income Fund pursuant to a plan of reorganization approved by FIST -- Franklin Global Government Income Fund's shareholders. The merger was accomplished by a tax-free exchange of 7,980,100 Class A shares, 518,397 Class C shares and 11,944 Advisor Class shares of the Fund (valued at $7.99 per share, $8.00 per share, and $7.98 per share, respectively) for the net assets of the FIST -- Franklin Global Government Income Fund which aggregated $68,003,482, including $8,450,684 of unrealized depreciation. The combined net assets of the Fund immediately after the merger were $192,751,693.

TEMPLETON GLOBAL BOND FUND
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Templeton Global Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Income Trust - Templeton Global Bond Fund (the "Fund") at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

San Francisco, California
September 25, 2002

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                          NUMBER OF
                                                                     PORTFOLIOS IN FUND
                                                    LENGTH OF         COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                  POSITION     TIME SERVED        BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (70)                  Trustee      Since 1992              132                Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                                         company).
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (70)               Trustee      Since 1992              133                None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
ANDREW H. HINES, JR. (79)              Trustee      Since 1991               27                None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and Executive-in-Residence, Eckerd College (1991-present); and FORMERLY, Chairman and
Director, Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and Chairman of the Board
and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (50)                  Trustee      Since 2001               81                Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                         (exploration and refining of oil
Suite 2100                                                                                     and gas); Hercules Incorporated
Ft. Lauderdale, FL 33394-3091                                                                  (chemicals, fibers and resins);
                                                                                               Beverly Enterprises, Inc. (health
                                                                                               care); H.J. Heinz Company
                                                                                               (processed foods and allied
                                                                                               products); RTI International
                                                                                               Metals, Inc. (manufacture and
                                                                                               distribution of titanium); and
                                                                                               Canadian National Railway
                                                                                               (railroad).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


                                                                          NUMBER OF
                                                                     PORTFOLIOS IN FUND
                                                    LENGTH OF         COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                  POSITION     TIME SERVED        BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BETTY P. KRAHMER (73)                  Trustee      Since 1990               21                None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various civic associations; and FORMERLY, Economic Analyst, U.S. government.
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)                 Trustee      Since 1993              132                Director, White Mountains
500 East Broward Blvd.                                                                         Insurance Group, Ltd. (holding
Suite 2100                                                                                     company); Martek Biosciences
Ft. Lauderdale, FL 33394-3091                                                                  Corporation; WorldCom, Inc.
                                                                                               (communications services);
                                                                                               MedImmune, Inc. (biotechnology);
                                                                                               Overstock.com (Internet services);
                                                                                               and Spacehab, Inc. (aerospace
                                                                                               services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (73)                  Trustee      Since 1990               27                None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091]

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present); and formerly, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
(1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBERS AND OFFICERS

                                                                          NUMBER OF
                                                                     PORTFOLIOS IN FUND
                                                    LENGTH OF         COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                  POSITION     TIME SERVED        BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (72)               Trustee      Since 1993              62                 Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                         (exploration and refining of oil
Suite 2100                                                                                     and gas); C2, Inc. (operating and
Ft. Lauderdale, FL 33394-3091                                                                  investment business); and H.J.
                                                                                               Heinz Company (processed foods and
                                                                                               allied products).


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd. and Darby Emerging Markets
Investments LDC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton
Investment Fund; and FORMERLY, Secretary of the United States Department of the Treasury (1988-1993); Chairman of the
Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December
1982).
------------------------------------------------------------------------------------------------------------------------------------
30


                                                                          NUMBER OF
                                                                     PORTFOLIOS IN FUND
                                                    LENGTH OF         COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                  POSITION     TIME SERVED        BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)           Trustee,        Trustee and             132                None
One Franklin Parkway                Chairman of     Vice President
San Mateo, CA 94403-1906            the Board and   since 1992 and
                                    Vice President  Chairman of
                                                    the Board
                                                    since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (57)                Vice President  Since 1996          Not Applicable         None
One Franklin Parkway
San Mateo, CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 50 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------
JEFFERY A. EVERETT (38)             Vice President  Since 2001          Not Applicable         None
PO Box N-7759
Lyford Cay, Nassau, Bahamas



PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 17 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
---------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (42)             Vice President  Since 1990          Not Applicable         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior
Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and
Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services,
Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin
Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (55)                 Vice President  Since 2000          Not Applicable         None
One Franklin Parkway               and Assistant
San Mateo, CA 94403-1906           Secretary


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and
Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property
Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
---------------------------------------------------------------------------------------------------------------------------------
                                                                              31


                                                                          NUMBER OF
                                                                     PORTFOLIOS IN FUND
                                                    LENGTH OF         COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                  POSITION     TIME SERVED        BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)               Vice President  Vice President      Not Applicable         None
One Franklin Parkway                and Secretary   since 2000
San Mateo, CA 94403-1906                            and Secretary
                                                    since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc. and
officer of one of the other subsidiaries of Franklin Resources, Inc., and of 52 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the
Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, Securities and Exchange Commission (1986-1995); Attorney,
Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
CHARLES E. JOHNSON (46)            Vice President   Since 1996          Not Applicable         None
One Franklin Parkway
San Mateo, CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton
Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of the Board, President
and Director, Franklin Investment Advisory Services, Inc.; and officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (62)        Vice President   Since 1996          Not Applicable         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (62)                   Vice President   Since 1994          Not Applicable         None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
Franklin Templeton Services, LLC; and officer of one of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)             Vice President   Since May           Not Applicable         Director, FTI Banque, Arch Chemicals,
600 5th Avenue                     - AML            2002                                       Inc. and Lingnan Foundation
Rockefeller Center                 Compliance
New York, NY 10048-0772


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 40 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                                          NUMBER OF
                                                                     PORTFOLIOS IN FUND
                                                    LENGTH OF         COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                  POSITION     TIME SERVED        BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GREGORY E. MCGOWAN (52)             President       Since 1996          Not Applicable         None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Templeton Investment Counsel, LLC; Executive Vice President-International Development, Chief
International General Counsel and Director, Templeton Worldwide, Inc.; Executive Vice President, General Counsel and
Director, Templeton International, Inc.; Executive Vice President and Secretary, Templeton Global Advisors Limited;
officer of three of the investment companies in Franklin Templeton Investments; and FORMERLY, Senior Attorney,
Securities and Exchange Commission.
------------------------------------------------------------------------------------------------------------------------------------
BRUCE S. ROSENBERG (40)             Treasurer       Since 2000          Not Applicable         None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of some of the subsidiaries of Franklin Resources, Inc.
and of 18 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (65)              Vice President  Since 2000          Not Applicable         None
One Franklin Parkway                and Assistant
San Mateo, CA 94403-1906            Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until
2000); and Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies comprising the
Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered an interested person of the Trust under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Nicholas F. Brady is considered an interested person of the Trust under the federal securities laws due to his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited.
Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). Mr.
Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby
Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging
Markets Fund, L.P. (DEMF). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby
Technology Ventures Group, LLC (DTV) in which Darby Overseas is a significant investor and for which Darby Overseas has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in
Darby-BBVA Latin America Private Equity Fund, L.P. (DBVA), a private equity fund in which Darby Overseas is a significant investor, and the general partner of which Darby Overseas controls jointly with an unaffiliated third party.
Mr. Brady is also a director of Templeton Capital Advisors Ltd. (TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Franklin Resources,
Inc.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

                                                                              33
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LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund(2)
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S.
 Government Securities Fund(3)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(4)
Franklin Short-Intermediate
 U.S. Government Securities Fund(3)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(3)
Franklin Federal Money Fund(3,5)
Franklin Money Fund(3,5)


TAX-FREE INCOME(6)
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(7)
Tax-Exempt Money Fund(3,5)

STATE-SPECIFIC
TAX-FREE INCOME(6)
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable
 Insurance Products Trust(9)


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

7. Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           09/02

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FRANKLIN[R] TEMPLETON[R] LOGO   San Mateo, CA  94403-1906
INVESTMENTS


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ANNUAL REPORT
TEMPLETON GLOBAL BOND FUND

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA  94105

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Global Bond Fund prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.




406 A2002 10/02


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